B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

Eastern District of New York

In re PROFILE TECHNOLOGIES, INC , Case No. 8-11-73269
Debtor

Small Business Case under Chapter 11

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: JUNE 1-30, 2011 Date filed: 07/20/2011

Line of Business: PIPE INSPECTION SERVICES NAISC Code: 213112

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

Richard L. Palmer

Original Signature of Responsible Party

Richard L. Palmer

Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor.)*

		Yes	No
1.	IS THE BUSINESS STILL OPERATING?	☑	☐
2.	HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☑	☐
3.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☑	☐
4.	HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☑	☐
5.	HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☑	☐
6.	HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☑	☐
7.	HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☑	☐
8.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☑	☐
9.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☑	☐
10.	HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☑
11.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH? See Exhibit D1	☑	☐
12.	HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☑
13.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☑

B 25C (Official Form 25C) (12/08)

14.	HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☑
15.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☑
16.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☑
17.	HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☑
18.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☑

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? ☐ ☑

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 4,770.94

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month	$ 43,288.30
Cash on Hand at End of Month	$ 23,073.57
PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU TOTAL	$ 23,073.57

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 24,935.28

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)*	$ 4,770.94
EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)*	$ 24,935.28
(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH**	$ -20,164.34

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ 0.00

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL RECEIVABLES $

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED? 1

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT? 1

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? Billed $ 18,855 00 for month of June by professionals - not paid See Exhibit G $ 0.00

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? $ 0.00

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$ 150,000.00	$ 4,770.94	$ -145,229.06
EXPENSES	$ 128,125.00	$ 31,814.84	$ 96,310.16
CASH PROFIT	$ 21,875.00	$ -27,043.90	$ 48,918.90

TOTAL PROJECTED INCOME FOR THE NEXT MONTH:	$ 30,000.00
TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH:	$ 25,625.00
TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH:	$ 4,375.00

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

Profile Technologies Inc - Debtor in Possession
Bank Transactions
June 2011

Type	Date	Num	Name	Memo	Account	Debit	Credit
Jun 11							
Check	6/1/2011	190726	TEAGUE PROPER...	JUNE RENT	RENT	2,969.50	
Check	6/1/2011	190728	LONG ISLAND PR...	JUNE RENT	RENT	1,928.50	
Check	6/1/2011	190730	MATT BRACKEN		WAGES	1,963.38	
Check	6/1/2011	190731	SCHACHT LAW O...	PATENT FEES	LEGAL & PROFES...	540.00	
Check	6/1/2011	190732	SCHACHT LAW O...	PATENT FEES	LEGAL & PROFES...	2,407.00	
Deposit	6/6/2011			INSURANCE REFUND	EXPENSE REIMBU...		4,770.94
Check	6/7/2011	1010	AFCO INS		INSURANCE	2,897.42	
Check	6/7/2011	1011	ELECTRO RENT C...		EQUIPMENT RENT...	328.15	
Check	6/7/2011	1013	ELECTRO RENT C...		EQUIPMENT RENT...	428.21	
Check	6/8/2011	1015	CNA INSURANCE		INSURANCE	768.40	
Check	6/8/2011		BANK CHARGES		BANK CHARGES	10.00	
Check	6/13/2011	1019	MATT BRACKEN	HEALTH INSURANCE	INSURANCE	344.02	
Check	6/14/2011	1016	MATT BRACKEN		WAGES	1,963.38	
Check	6/22/2011	e debit	ELECTRONIC PAR...		COST OF GOODS...	14.63	
Check	6/22/2011	ED	MSC INDUSTRIAL		COST OF GOODS...	37.56	
Check	6/24/2011	ED	SUBWAY		MEALS	10.70	
Check	6/24/2011	ED	HANDI STOP		MEALS	4.47	
Check	6/27/2011	ED	ENTERPRISE REN...		AUTO	199.27	
Check	6/27/2011	ED	HANDI STOP		AUTO	45.16	
Check	6/27/2011	ED	AMERICAN IOWA ...		TRAVEL	190.10	
Check	6/27/2011	ED	KUMGO		MEALS	17.02	
Check	6/27/2011	ED	PIZZA HUT		MEALS	13.81	
Check	6/27/2011	ED	HUDSON NEWS		MISC	3.88	
Check	6/28/2011	1020	LONG ISLAND PR...	JULY RENT	RENT	1,928.50	
Check	6/28/2011	1021	TEAGUE PROPER...	JULY RENT	RENT	2,968.35	
Check	6/28/2011	1018	MATT BRACKEN		WAGES	1,963.38	
Check	6/29/2011	ED	GREEN LEAF INC		COST OF GOODS...	77.90	
Check	6/29/2011	ED	SEALCON LLC		COST OF GOODS...	50.74	
Check	6/30/2011	ED	PASTERNACK EN...		COST OF GOODS...	99.63	
Check	6/30/2011		BANK CHARGES		BANK CHARGES	35.00	
General Jou...	6/30/2011	7		adjust to gross wages	WAGES	1,924.86	
General Jou...	6/30/2011	7		record liability	PAYROLL TAXES	402.46	
Jun 11						24,535.28	4,770.94

Pending the Court's approval of Debtor's application for Debtor-in-Possession financing, there are disbursements that did not flow throught the bank accounts. IN order to obtain various parts, inventory and other internet related transactions, It was necessary to use Richard Palmer's credit card. Plamer does not currently seek reimbursement for these expenses and they were made as a courtesy to the corporation so it could meet pending job orders and services. The disbursements on credit cards are as follows:

6/1/2011	Reno Windustrial Co	171.93
6/13/2011	Farwest Corrosion	169.79
6/6/2011	Delta Air Lines	691.80
6/14/2011	Delta Air Lines	60.00
6/14/2011	Pasternack Enterprises	241.72
6/15/2011	United Airlines	827.30
6/17/2011	Delta Air Lines	60.00
6/1/2011	Fed Ex	69.01
6/3/2011	Fed Ex	278.21
6/9/2011	Fed Ex	82.25
6/13/2011	Fed Ex	59.24
6/15/2011	Fed Ex	24.76
6/19/2011	Fed Ex	37.28
6/22/2011	Fed Ex	31.80
6/23/2011	Fed Ex	54.12
6/24/2011	Fed Ex	540.67
		$3,399.88

Exhibit D1

Profile Technologies Inc - Debtor in Possession
Reconciliation Detail
TD BANK, Period Ending 06/30/2011

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						43,286.36
Cleared Transactions						
Checks and Payments - 29 items						
Check	6/1/2011	190728	TEAGUE PROPER...	X	-2,988.36	-2,988.36
Check	6/1/2011	190732	SCHACHT LAW O...	X	-2,407.00	-5,395.36
Check	6/1/2011	190730	MATT BRACKEN	X	-1,983.38	-7,378.74
Check	6/1/2011	190729	LONG ISLAND PR...	X	-1,028.50	-8,407.24
Check	6/1/2011	190731	SCHACHT LAW O...	X	-640.00	-9,047.24
Check	6/7/2011	1010	AFCO INS	X	-2,697.42	-11,744.66
Check	6/7/2011	1013	ELECTRO RENT C...	X	-428.21	-12,172.87
Check	6/7/2011	1011	ELECTRO RENT C...	X	-328.15	-12,501.02
Check	6/8/2011	1015	CNA INSURANCE	X	-768.88	-13,269.90
Check	6/8/2011		BANK CHARGES	X	-10.00	-13,279.90
Check	6/9/2011		TRANSFER TO TA...	X	-942.00	-14,221.90
Check	6/13/2011	1019	MATT BRACKEN	X	-344.02	-14,565.92
Check	6/14/2011	1018	MATT BRACKEN	X	-1,983.38	-16,549.30
Check	6/16/2011		TRANSFER TO TA...	X	-900.00	-17,449.30
Check	6/22/2011	ED	MSC INDUSTRIAL	X	-37.56	-17,486.86
Check	6/22/2011	e debit	ELECTRONIC PAR...	X	-14.83	-17,501.69
Check	6/24/2011	ED	SUBWAY	X	-10.70	-17,512.39
Check	6/24/2011	ED	HANDI STOP	X	-4.47	-17,516.86
Check	6/27/2011	ED	ENTERPRISE REN...	X	-199.27	-17,716.13
Check	6/27/2011	ED	AMERICAN IOWA ...	X	-190.18	-17,906.31
Check	6/27/2011		TRANSFER TO TA...	X	-150.00	-18,056.31
Check	6/27/2011	ED	HANDI STOP	X	-45.16	-18,101.47
Check	6/27/2011	ED	KUM GO	X	-17.02	-18,118.49
Check	6/27/2011	ED	PIZZA HUT	X	-13.91	-18,132.40
Check	6/27/2011	ED	HUDSON NEWS	X	-3.86	-18,136.26
Check	6/28/2011		TRANSFER TO TA...	X	-850.00	-18,986.26
Check	6/29/2011	ED	GREEN LEAF INC	X	-77.90	-19,064.16
Check	6/29/2011	ED	SEALCON LLC	X	-50.74	-19,114.90
Check	6/30/2011	ED	PASTERNACK EN...	X	-99.80	-19,214.70
Total Checks and Payments					-19,214.70	-19,214.70
Deposits and Credits - 2 items						
Deposit	6/6/2011			X	4,770.94	4,770.94
Deposit	6/8/2011		TRANSFER TO OP...	X	207.80	4,978.74
Total Deposits and Credits					4,978.74	4,978.74
Total Cleared Transactions					-14,235.96	-14,235.96
Cleared Balance					-14,235.96	29,050.40
Uncleared Transactions						
Checks and Payments - 3 items						
Check	6/28/2011	1021	TEAGUE PROPER...		-2,988.36	-2,988.36
Check	6/28/2011	1018	MATT BRACKEN		-1,983.38	-4,971.74
Check	6/28/2011	1020	LONG ISLAND PR...		-1,028.50	-6,000.24
Total Checks and Payments					-6,000.24	-6,000.24
Total Uncleared Transactions					-6,000.24	-6,000.24
Register Balance as of 06/30/2011					-20,236.20	23,050.16
Ending Balance					-20,236.20	23,050.16

Profile Technologies, Inc. DIP
Reconciliation Detail
TD Bank-DIP Tax, Period Ending 06/30/2011

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions						
Checks and Payments - 4 items						
Check	6/22/2011	E-Debit	PayChex	X	-842.44	-842.44
Check	6/24/2011	E-Debit	PayChex	X	-1,098.71	-1,941.15
Check	6/30/2011	E-Debit	PayChex	X	-927.50	-2,868.65
Check	6/30/2011			X	-35.00	-2,903.65
Total Checks and Payments					-2,903.65	-2,903.65
Deposits and Credits - 5 items						
Transfer	6/9/2011			X	942.00	942.00
Transfer	6/16/2011			X	900.00	1,842.00
Transfer	6/27/2011			X	150.00	1,992.00
Transfer	6/28/2011			X	850.00	2,842.00
Deposit	6/30/2011			X	85.06	2,927.06
Total Deposits and Credits					2,927.06	2,927.06
Total Cleared Transactions					23.41	23.41
Cleared Balance					23.41	23.41
Register Balance as of 06/30/2011					23.41	23.41
Ending Balance					23.41	23.41

Professional fees billed but not paid until approved by the court.

Randall S D Jacobs, PLLC May billing	$7,241.00
Randall S D Jacobs, PLLC June billing	$18,855.00
	$26,096.00

Exhibit G

PROFILE TECHNOLOGIES, INC
DEBTOR IN POSSESSION

ACCOUNTANTS' COMPILATION REPORT
ON FINANCIAL STATEMENTS
CASH BASIS

FOR THE MONTH ENDED
ENDED JUNE 30, 2011

Robinson
Burdette
Martin &
Seright, L.L.P.

A professional services firm of
certified public accountants

Robinson
Burdette
Martin &
Seright, L.L.P.

a professional services firm of certified public accountants

9816 Slide Rd., Suite 301
Lubbock, TX 79424-5781
telephone (806) 744-3333
fax (806) 747-2106
www.rbmsllp.com

Partners:
Rick A. Martin, CPA
John Seright, MSA, CPA/ABV, CVA, CFFA
Carolyn Robinson-Stephenson, CPA
Norman Allen, CPA
Woody Boyd, MSA, CPA/ABV, CVA
Brent Redford, CPA

INDEPENDENT ACCOUNTANTS' COMPILATION REPORT

Stockholders
Profile Technologies, Inc
Debtor in Possession

We have compiled the accompanying statement of assets, liabilities, and equity-cash tax basis of Profile Technologies, Inc Debtor in Possession for month ended June 30, 2011, and the related statement of revenues and expenses-cash basis for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The financial statements have been prepared on the cash basis of accounting, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared on the cash basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Robinson Burdette Martin & Seright, LLP

July 20, 2011
Lubbock, Texas

Profile Technologies Inc - Debtor in Possession
Statement of Assets and Liabilities-Cash Basis
As of June 30, 2011

	Jun 30, 11
ASSETS	
Current Assets	
Checking/Savings	
TD BANK	23,050.16
TAX ACCOUNT	23.41
Total Checking/Savings	23,073.57
Other Current Assets	
ACCT RECEIVABLE SHAREHOLDER	25,000.00
INVENTORY PARTS	10,000.00
Total Other Current Assets	35,000.00
Total Current Assets	58,073.57
Fixed Assets	
FURNITURE & FIXTURES	300.00
Total Fixed Assets	300.00
TOTAL ASSETS	58,373.57
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Other Current Liabilities	
1 · CREDITORS-UNSECURED -PRIORITY	628,150.24
2 · CREDITORS-UNSECURED NONPRIORITY	832,405.67
Total Other Current Liabilities	1,460,555.91
Total Current Liabilities	1,460,555.91
Total Liabilities	1,460,555.91
Equity	
Retained Earnings	-1,375,138.44
Net Income	-27,043.90
Total Equity	-1,402,182.34
TOTAL LIABILITIES & EQUITY	58,373.57

SEE ACCOUNTANTS' REPORT

Profile Technologies Inc - Debtor in Possession
Statement of Revenues and Expenses-Cash Basis
June 2011

	Jun 11
Income	
EXPENSE REIMBURSEMENT	4,770.94
Total Income	4,770.94
Cost of Goods Sold	
COST OF GOODS SOLD	280.83
Total COGS	280.83
Gross Profit	4,490.11
Expense	
AUTO	244.43
BANK CHARGES	45.00
EQUIPMENT RENTAL	756.36
INSURANCE	3,810.32
LEGAL & PROFESSIONAL	3,047.00
MEALS	46.10
MISC	3.96
PAYROLL TAXES	602.40
RENT	8,033.72
TRAVEL	190.16
WAGES	7,875.00
Total Expense	24,654.45
Net Income	-20,164.34

SEE ACCOUNTANTS' REPORT

Footnotes to Statement of Revenues and Expenses-Cash Basis

Legal & Professional fees of 3047.00 represent charges for maintaining patents.

Rent of 8033.72 represents both June and July rent that was paid before the end of June.